UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported):   August 18,
                     2005 (August 18, 2005)

                  Digital Lifestyles Group Inc.
     (Exact Name of Registrant as Specified in Its Charter)

                            Delaware
         (State or Other Jurisdiction of Incorporation)

           000-27828                       13-3779546
    (Commission File Number)   (IRS Employer Identification No.)


727 Brea Canyon Road #6, Walnut, CA                  91789
(Address of Principal Executive Offices)           (Zip Code)

                         (909) 869-0595
      (Registrant's Telephone Number, Including Area Code)

1001 S. Capital of Texas Hwy., Building I, Suite 200, Austin, TX,
                              78746
  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  5.02 Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers.

       Digital Lifestyles Group, Inc., or the Company, announced today that Leo Chen has been appointed to the Company's Board of Directors in connection with the appointment of Andy Teng as the Company's Chairman and Chief Executive Officer.

       Since 2004, Mr. Chen has served and continues to serve as President of Protron Digital Corporation, a multi-million dollar consumer electronics company. Prior to that, Mr. Chen was the Chief Executive Officer of Prosonic Group Corporation from 2001 through 2003, a manufacturer of consumer electronics products. From 1997 through 2001, Mr. Chen served as the Chief Executive Officer of DAIHWA Electronics Ltd. Mr. Chen received an M.B.A. from Columbia University and a B.S. degree from Dong Ji University in Shanghai, China.

     The Company plans to issue a press release as well regarding this information after the filing of this Current Report on Form
8-K.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              DIGITAL LIFESTYLES GROUP, INC.
                              (Registrant)

Date:  August 18, 2005        By:  /s/ Andy Teng
                                   Andy Teng
                                   Chief  Executive  Officer  and
                            	   Director



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